    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 3, 2000
                                                      REGISTRATION NO. 333-94807

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                                 MAIL.COM, INC.
           (Exact name of the registrant as specified in its charter)

                 DELAWARE                                      7310                                     13-3787073
     (State or other jurisdiction of               (Primary standard industrial           (I.R.S. employer identification number)
      incorporation or organization)                classification code number)

                             11 BROADWAY, 6TH FLOOR
                               NEW YORK, NY 10004
                                 (212) 425-4200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                   GARY MILLIN
                                 MAIL.COM, INC.
                             11 BROADWAY, 6TH FLOOR
                               NEW YORK, NY 10004
                                 (212) 425-4200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           --------------------------

                                WITH COPIES TO:

   RONALD A. FLEMING, JR., ESQ.                    ROD J. HOWARD, ESQ.                   RICHARD R. PLUMRIDGE, ESQ.
WINTHROP, STIMSON, PUTNAM & ROBERTS           BROBECK PHLEGER & HARRISON LLP           BROBECK PHLEGER & HARRISON LLP
      ONE BATTERY PARK PLAZA             TWO EMBARCADERO PLACE, 2200 GENG ROAD     370 INTERLOCKEN BOULEVARD, SUITE 500
        NEW YORK, NY 10004                        PALO ALTO, CA 94303                      BROOMFIELD, CO 80020
          (212) 858-1000                             (650) 424-0160                            (303) 410-2000

                           --------------------------

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

     If this form is filed to register additional securities for an offering pursuant to rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this form is a post-effective amendment filed pursuant to rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/

     Registration No. 333-94807

The sole purpose of this post-effective amendment is to file with the Commission certain exhibits, as indicated in Item 21 of Part II Information Not Required in Prospectus and the Exhibit Index.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

      (a)  Exhibits.

      2.1 Agreement and Plan of Merger dated as of December 11, 1999 by and among Mail.com, Inc., Mast Acquisition Corp. and NetMoves
           Corporation. (Incorporated by reference to Exhibit 2.1 of Mail.com,
           Inc.'s Current Report on Form 8-K filed December 16, 1999)

      2.2 Form of Company Voting Agreement dated as of December 11, 1999 by and between Mail.com, Inc. and certain directors and officers of NetMoves
           Corporation. (Incorporated by reference to Exhibit 2.2 of Mail.com,
           Inc.'s Current Report on Form 8-K filed on December 16, 1999)

      3.1 Amended and Restated Certificate of Incorporation. (Incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (File No. 333-74353) (the "IPO Registration Statement"))

      3.2  Bylaws. (Incorporated by reference to Exhibit 3.2 of the IPO
           Registration Statement)

      4.1 Specimen common stock certificate. (Incorporated by reference to Exhibit 4.1 of the IPO Registration Statement)

      5.1 Opinion of Winthrop, Stimson, Putnam & Roberts regarding the validity of the securities to be issued.*

      8.1 Opinion of Winthrop, Stimson, Putnam & Roberts regarding certain tax aspects of the merger.*

      8.2 Opinion of Brobeck, Phleger & Harrison LLP regarding certain tax aspects of the merger.*

     10.1  Employment Agreement between Mail.com, Inc. and Gerald Gorman dated
           April 1, 1999. (Incorporated by reference to Exhibit 10.1 of the IPO
           Registration Statement)

     10.2  Employment Agreement between Mail.com, Inc. and Gary Millin dated
           April 1, 1999. (Incorporated by reference to Exhibit 10.2 of the IPO
           Registration Statement)

     10.3  Employment Agreement between Mail.com, Inc. and Lon Otremba dated
           April 1, 1999. (Incorporated by reference to Exhibit 10.3 of the IPO
           Registration Statement)

     10.4  Employment Agreement between Mail.com, Inc. and Debra McClister dated
           April 1, 1999. (Incorporated by reference to Exhibit 10.4 of the IPO
           Registration Statement)

     10.5  Employment Agreement between Mail.com, Inc. and Charles Walden dated
           February 4, 1999. (Incorporated by reference to Exhibit 10.5 of the
           IPO Registration Statement)

     10.6  Employment Agreement between Mail.com, Inc. and David Ambrosia dated
           May 19, 1999. (Incorporated by reference to Exhibit 10.6 of the IPO
           Registration Statement)

     10.7  Stock Option Agreement between Mail.com and Charles Walden dated
           January 1, 1998. (Incorporated by reference to Exhibit 10.7 of the
           IPO Registration Statement)

     10.8  Stock Option Agreement between Mail.com, Inc. and Gary Millin dated
           December 31, 1996. (Incorporated by reference to Exhibit 10.8 of the
           IPO Registration Statement)

     10.9  Stock Option Agreement between Mail.com, Inc. and Gary Millin dated
           June 1, 1996. (Incorporated by reference to Exhibit 10.9 of the IPO
           Registration Statement)

    10.10  Stock Option Agreement between Mail.com, Inc. and Gary Millin dated
           February 1, 1997. (Incorporated by reference to Exhibit 10.10 of the
           IPO Registration Statement)

    10.11  Stock Option Agreement between Mail.com, Inc. and Gerald Gorman dated
           December 31, 1996. (Incorporated by reference to Exhibit 10.11 of the IPO Registration Statement)

    10.12  Stock Option Agreement between Mail.com, Inc. and Gerald Gorman dated
           June 1, 1996. (Incorporated by reference to Exhibit 10.12 of the IPO
           Registration Statement)

    10.13  Stock Option Agreement between Mail.com, Inc. and Lon Otremba dated
           June 30, 1999. (Incorporated by reference to Exhibit 10.13 of the IPO
           Registration Statement)

    10.14  1996 Employee Stock Option Plan. (Incorporated by reference to
           Exhibit 10.14 of the IPO Registration Statement)

    10.15  1997 Employee Stock Option Plan. (Incorporated by reference to
           Exhibit 10.15 of the IPO Registration Statement)

    10.16  1998 Employee Stock Option Plan. (Incorporated by reference to
           Exhibit 10.16 of the IPO Registration Statement)

    10.17  1999 Employee Stock Option Plan. (Incorporated by reference to
           Exhibit 10.17 of the IPO Registration Statement)

    10.18 Lease between Mail.com, Inc. and Braun Management and six amendments thereto, the most recent dated May 21, 1998. (Incorporated by reference to Exhibit 10.18 of the IPO Registration Statement)

    10.19  Lease between Mail.com, Inc. and Spitfire Marketing Systems Inc.
           dated August 14, 1998. (Incorporated by reference to Exhibit 10.19 of the IPO Registration Statement)

    10.20 Space License Agreement and three amendments thereto between Mail.com, Inc. and Telehouse International Corporation of America,
           Inc., the most recent amendment dated March 9, 1999. (Incorporated by reference to Exhibit 10.20 of the IPO Registration Statement)

    10.21  Lease between Mail.com, Inc. and 55 Madison Associates dated
           September 15, 1998. (Incorporated by reference to Exhibit 10.21 of the IPO Registration Statement)

    10.22 Lease Agreement between Mail.com, Inc. and Leastec Sylvan Credit dated June 20, 1996. (Incorporated by reference to Exhibit 10.22 of the IPO Registration Statement)

    10.23  Master Lease Agreement between Mail.com, Inc. and RCC dated July 17,
           1998. (Incorporated by reference to Exhibit 10.23 of the IPO
           Registration Statement)

    10.24  Lease Agreement between Mail.com, Inc. and Pacific Atlantic Systems
           Leasing, dated January 22, 1999. (Incorporated by reference to
           Exhibit 10.24 of the IPO Registration Statement)

    10.25  Class A Preferred Stock Purchase Agreement dated May 27, 1997.
           (Incorporated by reference to Exhibit 10.25 of the IPO Registration
           Statement)

    10.26  Waiver, Consent and Amendment to Class A Preferred Stock Purchase
           Agreement and Investors' Rights Agreement, dated July 31, 1998.
           (Incorporated by reference to Exhibit 10.26 of the IPO Registration
           Statement)

    10.27  Accession Agreement among Mail.com, Inc. and Primus Capital Fund IV
           Limited Partnership and the Primus Executive Fund Limited Partnership dated August 31, 1998. (Incorporated by reference to Exhibit 10.27 of the IPO Registration Statement)

    10.28  Letter Agreement among Gerald Gorman, Primus Capital Fund Limited
           Partnership and the Primus Executive Fund Limited Partnership dated
           August 31, 1998. (Incorporated by reference to Exhibit 10.28 of the
           IPO Registration Statement)

    10.29  Class E Preferred Stock Investors' Rights Agreement dated March 10,
           1999. (Incorporated by reference to Exhibit 10.29 of the IPO
           Registration Statement)

    10.30  Observer Rights Agreement among the Company, Primus, et. al., and
           Sycamore Ventures dated August 31, 1998. (Incorporated by reference to Exhibit 10.30 of the IPO Registration Statement)

    10.31  Investors' Rights Agreement between NBC Multimedia, Inc., CNET, Inc.
           and Mail.com, Inc. dated March 1, 1999. (Incorporated by reference to Exhibit 10.31 of the IPO Registration Statement)

    10.32 Lycos Term Sheet Agreement dated October 8, 1997 and the amendments thereto. (Incorporated by reference to Exhibit 10.32 of the IPO
           Registration Statement)

    10.33  CNET Warrants dated March 1, 1999. (Incorporated by reference to
           Exhibit 10.33 of the IPO Registration Statement)

    10.34 NBC Multimedia Warrants dated March 1, 1999. (Incorporated by reference to Exhibit 10.34 of the IPO Registration Statement)

    10.35 Stock Purchase Agreement between Mail.com, Inc. and CNN Interactive dated July 7, 1998. (Incorporated by reference to Exhibit 10.35 of the IPO Registration Statement)

    10.36  Agreement between CNET, Inc., and Mail.com, Inc. dated May 13, 1998.
           (Incorporated by reference to Exhibit 10.36 of the IPO Registration
           Statement)

    10.37  Letter Agreement between CNET, Inc., Snap Internet Portal Service and
           Mail.com, Inc. dated as of June 16, 1998. (Incorporated by reference to Exhibit 10.37 of the IPO Registration Statement)

    10.38  Letter Agreement between CNET, Inc., Snap Internet Portal Service,
           NBC Multimedia, Inc. and Mail.com, Inc. dated as of February 8, 1999.
           (Incorporated by reference to Exhibit 10.38 of the IPO Registration
           Statement)

    10.39  Agreement between NBC Multimedia, Inc. and Mail.com, Inc. dated
           February 8, 1998. (Incorporated by reference to Exhibit 10.39 of the
           IPO Registration Statement)

    10.40  Marketing Agreement between DLJ Direct, Inc. and Mail.com, Inc. dated
           March 26, 1999. (Incorporated by reference to Exhibit 10.40 of the
           IPO Registration Statement)

    10.41  Equipment Financing Agreement between Pentech Financial Services,
           Inc. and Mail.com, Inc. dated May 1, 1999. (Incorporated by reference to Exhibit 10.41 of the IPO Registration Statement)

    10.42  AT&T Corp. Warrant dated May 26, 1999. (Incorporated by reference to
           Exhibit 10.42 of the IPO Registration Statement)

    10.43  Investor Rights Agreement between Mail.com, Inc. and AT&T Corp. dated
           May 26, 1999. (Incorporated by reference to Exhibit 10.43 of the IPO
           Registration Statement)

    10.44  Letter Agreement between AT&T Corp. and Mail.com, Inc. dated May 26,
           1999. (Incorporated by reference to Exhibit 10.44 of the IPO
           Registration Statement)

    10.45 Equipment Financing Lease--EMC Corporation. (Incorporated by reference to Exhibit 99.1 of Mail.com, Inc.'s Quarterly Report on
           Form 10-Q for the quarterly period ended June 30, 1999)

    10.46  Equipment Financing Lease--Pentech Financial Services, Inc.
           (Incorporated by reference to Exhibit 99.2 of Mail.com, Inc.'s
           Quarterly Report on Form 10-Q for the quarterly period ended June 30,
           1999)

    10.47  Equipment Financing Lease--Pentech Financial Services, Inc.
           (Incorporated by reference to Exhibit 99.3 of Mail.com, Inc.'s
           Quarterly Report on Form 10-Q for the quarterly period ended June 30,
           1999)

    10.48  Investor Rights Agreement dated July 14, 1999 between Mail.com, Inc.
           and 3Cube, Inc. (Incorporated by reference to Exhibit 99.4 of Mail.com, Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999)

    10.49  Agreement and Plan of Merger dated as of August 20, 1999 among
           Mail.com, Inc., AG Acquisition

           Corp., The Allegro Group, Inc. and the Shareholders of The Allegro
           Group, Inc. (Incorporated by reference to Exhibit 2.1 of Mail.com,
           Inc.'s Current Report on Form 8-K filed August 23, 1999)

    10.50  Sublease Agreement between Mail.com, Inc. and Depository Trust
           Company. (Incorporated by reference to Exhibit 10.ii(D)(1) of Mail.com, Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999)

    10.51  Data Center Office Lease with AT&T. (Incorporated by reference to
           Exhibit 10.ii(D)(2) of Mail.com, Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999)

    10.52  Lease Agreement between Mail.com and Forsyth/McArthur Associates.
           (Incorporated by reference to Exhibit 10.ii(D)(3) of Mail.com, Inc.'s
           Quarterly Report on Form 10-Q for the quarterly period ended
           September 30, 1999)

    10.53  Mail.com, Inc. Allegro Group Stock Option Plan. (Incorporated by
           reference to Exhibit 10.iii(A)(1) of Mail.com, Inc.'s Quarterly
           Report on Form 10-Q for the quarterly period ended September 30,
           1999)

    10.54  Mail.com, Inc. TCOM Stock Option Plan. (Incorporated by reference to
           Exhibit 10.iii(A)(2) of Mail.com, Inc.'s Quarterly Report on Form
           10-Q for the quarterly period ended September 30, 1999)

    10.55  Indenture dated as of January 26, 2000 by and between Mail.com, Inc.
           and American Stock Transfer & Trust Company, as Trustee.

    10.56 Registration Agreement dated as of January 26, 2000 by and between Mail.com, Inc., Salomon Smith Barney Inc., PaineWebber Incorporated,
           SG Cowen Securities Corporation and Sands Brothers & Co., Ltd.

    21.1   Subsidiaries of Mail.com, Inc.*

    23.1   Consent of KPMG LLP.*

    23.2   Consent of PricewaterhouseCoopers, LLP.*

    23.3   Consent of Winthrop, Stimson, Putnam & Roberts. (Included in Exhibit
           8.1)

    23.4   Consent of Brobeck, Phleger & Harrison LLP. (Included in Exhibit
           8.2)

    24.1   Power of Attorney.*

    99.1   Form of proxy card for NetMoves Corporation Special Meeting.*

    99.2 Opinion of Lehman Brothers (included as Appendix C to the proxy statement/prospectus filed as a part of the Registration Statement on Form S-4 filed on January 18, 2000 (File No. 333-94807)).

          * Previously filed.


           (b)     Financial Statement Schedules.

          None.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 3rd day of February, 2000.

                                            MAIL.COM, INC.

                                            By:   /s/ Gary Millin
                                               --------------------------------
                                               Name: Gary Millin
                                               Title: President

                               INDEX TO EXHIBITS

EXHIBIT NO.                                                                        PAGE
        2.1  Agreement and Plan of Merger dated as of December 11, 1999 by and among Mail.com, Inc., Mast Acquisition Corp. and NetMoves
               Corporation. (Incorporated by reference to Exhibit 2.1 of
               Mail.com, Inc.'s Current Report on Form 8-K filed on December 16,
               1999)

        2.2 Form of Company Voting Agreement dated as of December 11, 1999 by and between Mail.com, Inc. and certain directors and officers of NetMoves Corporation. (Incorporated by reference to Exhibit 2.2 of Mail.com, Inc.'s Current Report on Form 8-K filed on December
               16, 1999)

        3.1 Amended and Restated Certificate of Incorporation. (Incorporated by reference to Exhibit 3.1 of the Registrant's Registration
               Statement on Form S-1 (File No. 333-74353) (the "IPO Registration
               Statement"))

        3.2  Bylaws. (Incorporated by reference to Exhibit 3.2 of the IPO
               Registration Statement)

        4.1 Specimen common stock certificate. (Incorporated by reference to Exhibit 4.1 of the IPO Registration Statement)

        5.1 Opinion of Winthrop, Stimson, Putnam & Roberts regarding the validity of the securities to be issued.*

        8.1 Opinion of Winthrop, Stimson, Putnam & Roberts regarding certain tax aspects of the merger.*

        8.2 Opinion of Brobeck, Phleger & Harrison LLP regarding certain tax aspects of the merger.*

       10.1  Employment Agreement between Mail.com, Inc. and Gerald Gorman dated
               April 1, 1999. (Incorporated by reference to Exhibit 10.1 of the
               IPO Registration Statement)

       10.2  Employment Agreement between Mail.com, Inc. and Gary Millin dated
               April 1, 1999. (Incorporated by reference to Exhibit 10.2 of the
               IPO Registration Statement)

       10.3  Employment Agreement between Mail.com, Inc. and Lon Otremba dated
               April 1, 1999. (Incorporated by reference to Exhibit 10.3 of the
               IPO Registration Statement)

       10.4 Employment Agreement between Mail.com, Inc. and Debra McClister dated April 1, 1999. (Incorporated by reference to Exhibit 10.4 of the IPO Registration Statement)

       10.5 Employment Agreement between Mail.com, Inc. and Charles Walden dated February 4, 1999. (Incorporated by reference to Exhibit
               10.5 of the IPO Registration Statement)

       10.6 Employment Agreement between Mail.com, Inc. and David Ambrosia dated May 19, 1999. (Incorporated by reference to Exhibit 10.6 of the IPO Registration Statement)

       10.7 Stock Option Agreement between Mail.com, Inc. and Charles Walden dated January 1, 1998. (Incorporated by reference to Exhibit
               10.7 of the IPO Registration Statement)

       10.8  Stock Option Agreement between Mail.com, Inc. and Gary Millin dated
               December 31, 1996. (Incorporated by reference to Exhibit 10.8 of the IPO Registration Statement)

       10.9  Stock Option Agreement between Mail.com, Inc. and Gary Millin dated
               June 1, 1996. (Incorporated by reference to Exhibit 10.9 of the
               IPO Registration Statement)

      10.10  Stock Option Agreement between Mail.com, Inc. and Gary Millin dated
               February 1, 1997. (Incorporated by reference to Exhibit 10.10 of the IPO Registration Statement)

      10.11 Stock Option Agreement between Mail.com, Inc. and Gerald Gorman dated December 31, 1996. (Incorporated by reference to Exhibit
               10.11 of the IPO Registration Statement)

EXHIBIT NO.                                                                        PAGE
      10.12  Stock Option Agreement between Mail.com, Inc. and Gerald Gorman dated June 1, 1996. (Incorporated by reference to Exhibit 10.12 of the IPO Registration Statement)

      10.13  Stock Option Agreement between Mail.com, Inc. and Lon Otremba dated
               June 30, 1999. (Incorporated by reference to Exhibit 10.13 of the IPO Registration Statement)

      10.14  1996 Employee Stock Option Plan. (Incorporated by reference to
               Exhibit 10.14 of the IPO Registration Statement)

      10.15  1997 Employee Stock Option Plan. (Incorporated by reference to
               Exhibit 10.15 of the IPO Registration Statement)

      10.16  1998 Employee Stock Option Plan. (Incorporated by reference to
               Exhibit 10.16 of the IPO Registration Statement)

      10.17  1999 Employee Stock Option Plan. (Incorporated by reference to
               Exhibit 10.17 of the IPO Registration Statement)

      10.18 Lease between Mail.com, Inc. and Braun Management and six amendments thereto, the most recent dated May 21, 1998.
               (Incorporated by reference to Exhibit 10.18 of the IPO
               Registration Statement)

      10.19  Lease between Mail.com, Inc. and Spitfire Marketing Systems Inc.
               dated August 14, 1998. (Incorporated by reference to Exhibit
               10.19 of the IPO Registration Statement)

      10.20 Space License Agreement and three amendments thereto between Mail.com, Inc., and Telehouse International Corporation of
               America, Inc., the most recent amendment dated March 9, 1999.
               (Incorporated by reference to Exhibit 10.20 of the IPO
               Registration Statement)

      10.21  Lease between Mail.com, Inc. and 55 Madison Associates dated
               September 15, 1998. (Incorporated by reference to Exhibit 10.21 of the IPO Registration Statement)

      10.22 Lease Agreement between Mail.com, Inc. and Leastec Sylvan Credit dated June 20, 1996. (Incorporated by reference to Exhibit 10.22 of the IPO Registration Statement)

      10.23  Master Lease Agreement between Mail.com, Inc. and RCC dated July
               17, 1998. (Incorporated by reference to Exhibit 10.23 of the IPO
               Registration Statement)

      10.24  Lease Agreement between Mail.com, Inc.  and Pacific Atlantic
               Systems Leasing, dated January 22, 1999. (Incorporated by reference to Exhibit 10.24 of the IPO Registration Statement)

      10.25  Class A Preferred Stock Purchase Agreement dated May 27, 1997.
               (Incorporated by reference to Exhibit 10.25 of the IPO
               Registration Statement)

      10.26  Waiver, Consent and Amendment to Class A Preferred Stock Purchase
               Agreement and Investors' Rights Agreement, dated July 31, 1998.
               (Incorporated by reference to Exhibit 10.26 of the IPO
               Registration Statement)

      10.27  Accession Agreement among Mail.com, Inc.  and Primus Capital Fund
               IV Limited Partnership and the Primus Executive Fund Limited
               Partnership dated August 31, 1998. (Incorporated by reference to
               Exhibit 10.27 of the IPO Registration Statement)

      10.28  Letter Agreement among Gerald Gorman, Primus Capital Fund Limited
               Partnership and the Primus Executive Fund Limited Partnership dated August 31, 1998. (Incorporated by reference to Exhibit
               10.28 of the IPO Registration Statement)

EXHIBIT NO.                                                                        PAGE
      10.29  Class E Preferred Stock Investors' Rights Agreement dated March 10,
               1999. (Incorporated by reference to Exhibit 10.29 of the IPO
               Registration Statement)

      10.30  Observer Rights Agreement among the Company, Primus, et. al., and
               Sycamore Ventures dated August 31, 1998. (Incorporated by reference to Exhibit 10.30 of the IPO Registration Statement)

      10.31  Investors' Rights Agreement between NBC Multimedia, Inc., CNET,
               Inc. and Mail.com, Inc. dated March 1, 1999. (Incorporated by reference to Exhibit 10.31 of the IPO Registration Statement)

      10.32 Lycos Term Sheet Agreement dated October 8, 1997 and the amendments thereto. (Incorporated by reference to Exhibit 10.32 of the IPO
               Registration Statement)

      10.33  CNET Warrants dated March 1, 1999. (Incorporated by reference to
               Exhibit 10.33 of the IPO Registration Statement)

      10.34 NBC Multimedia Warrants dated March 1, 1999. (Incorporated by reference to Exhibit 10.34 of the IPO Registration Statement)

      10.35 Stock Purchase Agreement between Mail.com, Inc. and CNN Interactive dated July 7, 1998. (Incorporated by reference to Exhibit 10.35 of the IPO Registration Statement)

      10.36  Agreement between CNET, Inc., and Mail.com, Inc. dated May 13,
               1998. (Incorporated by reference to Exhibit 10.36 of the IPO
               Registration Statement)

      10.37 Letter Agreement between CNET, Inc., Snap Internet Portal Service and Mail.com, Inc. dated as of June 16, 1998. (Incorporated by reference to Exhibit 10.37 of the IPO Registration Statement)

      10.38  Letter Agreement between CNET, Inc., Snap Internet Portal Service,
               NBC Multimedia, Inc. and Mail.com, Inc. dated as of February 8,
               1999. (Incorporated by reference to Exhibit 10.38 of the IPO
               Registration Statement)

      10.39  Agreement between NBC Multimedia, Inc. and Mail.com, Inc. dated
               February 8, 1998. (Incorporated by reference to Exhibit 10.39 of the IPO Registration Statement)

      10.40  Marketing Agreement between DLJ Direct, Inc. and Mail.com, Inc.
               dated March 26, 1999. (Incorporated by reference to Exhibit
               10.40 of the IPO Registration Statement)

      10.41  Equipment Financing Agreement between Pentech Financial Services,
               Inc. and Mail.com, Inc. dated May 1, 1999. (Incorporated by reference to Exhibit 10.41 of the IPO Registration Statement)

      10.42 AT&T Corp. Warrant dated May 26, 1999. (Incorporated by reference to Exhibit 10.42 of the IPO Registration Statement)

      10.43  Investor Rights Agreement between Mail.com, Inc. and AT&T Corp.
               dated May 26, 1999. (Incorporated by reference to Exhibit 10.43 of the IPO Registration Statement)

      10.44  Letter Agreement between AT&T Corp. and Mail.com, Inc. dated May
               26, 1999. (Incorporated by reference to Exhibit 10.44 of the IPO
               Registration Statement)

      10.45 Equipment Financing Lease--EMC Corporation. (Incorporated by reference to Exhibit 99.1 of Mail.com, Inc.'s Quarterly Report on
               Form 10-Q for the quarterly period ended June 30, 1999)

      10.46  Equipment Financing Lease--Pentech Financial Services, Inc.
               (Incorporated by reference to Exhibit 99.2 of Mail.com, Inc.'s
               Quarterly Report on Form 10- Q for the quarterly period

EXHIBIT NO.                                                                        PAGE
               ended June 30, 1999)

      10.47  Equipment Financing Lease--Pentech Financial Services, Inc.
               (Incorporated by reference to Exhibit 99.3 of Mail.com, Inc.'s
               Quarterly Report on Form 10- Q for the quarterly period ended
               June 30, 1999)

      10.48  Investor Rights Agreement dated July 14, 1999 between Mail.com,
               Inc. and 3Cube, Inc. (Incorporated by reference to Exhibit 99.4 of Mail.com, Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999)

      10.49  Agreement and Plan of Merger dated as of August 20, 1999 among
               Mail.com, Inc., AG Acquisition Corp., The Allegro Group, Inc. and the Shareholders of The Allegro Group, Inc. (Incorporated by reference to Exhibit 2.1 of Mail.com, Inc.'s Current Report on
               Form 8-K filed August 23, 1999)

      10.50  Sublease Agreement between Mail.com, Inc. and Depository Trust
               Company. (Incorporated by reference to Exhibit 10.ii(D)(1) of Mail.com, Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999)

      10.51  Data Center Office Lease with AT&T. (Incorporated by reference to
               Exhibit 10.ii(D)(2) of Mail.com, Inc.'s Quarterly Report on Form
               10-Q for the quarterly period ended September 30, 1999)

      10.52  Lease Agreement between Mail.com and Forsyth/McArthur Associates.
               (Incorporated by reference to Exhibit 10.ii(D)(3) of Mail.com, Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999)

      10.53  Mail.com, Inc. Allegro Group Stock Option Plan. (Incorporated by
               reference to Exhibit 10.iii(A)(1) of Mail.com, Inc.'s Quarterly
               Report on Form 10-Q for the quarterly period ended September 30,
               1999)

      10.54 Mail.com, Inc. TCOM Stock Option Plan. (Incorporated by reference to Exhibit 10.iii(A)(2) of Mail.com, Inc.'s Quarterly Report on
               Form 10-Q for the quarterly period ended September 30, 1999)

      10.55 Indenture dated as of January 26, 2000 by and between Mail.com, Inc. and American Stock Transfer & Trust Company, as Trustee.

      10.56 Registration Agreement dated as of January 26, 2000 by and between Mail.com, Inc., Salomon Smith Barney Inc., PaineWebber
               Incorporated, SG Cowen Securities Corporation and Sands Brothers
               & Co., Ltd.

       21.1  Subsidiaries of Mail.com, Inc.*

       23.1  Consent of KPMG LLP.*

       23.2  Consent of PricewaterhouseCoopers, LLP.*

       23.3  Consent of Winthrop, Stimson, Putnam & Roberts. (Included in
               Exhibit 8.1)

       23.4  Consent of Brobeck, Phleger & Harrison LLP. (Included in
               Exhibit 8.2)

       24.1  Power of Attorney.*

       99.1  Form of proxy card for NetMoves Corporation Special Meeting.*

       99.2 Opinion of Lehman Brothers (included as Appendix C to the proxy statement/prospectus filed as a part of the Registration Statement on Form S-4 filed on January 18, 2000 (File No. 333-94807)).

*  Previously Filed
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